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FORM LETTER OF TRANSMITTAL

EXHIBIT 99(a)(1)(B)-2

         LIBERTY MEDIA CORPORATION
Series B Letter Of Transmittal
To Accompany Shares of Liberty Media Corporation Series B Common Stock

Tendered Pursuant to the Offer to Purchase Dated April 10, 2002

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
EASTERN TIME, ON WEDNESDAY, MAY 8, 2002, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:
EQUISERVE TRUST COMPANY

By First Class Mail:	By Overnight, Certified or Express Mail Delivery:	By Hand:
EquiServe Trust Company Corporate Actions P.O. Box 43025 Providence, RI 02940-3025	EquiServe Trust Company Corporate Actions 40 Campanelli Drive Braintree, MA 02184	Securities Transfer & Reporting Service, Inc. c/o EquiServe Trust Company 100 William Street/Galleria New York, NY 10038
by facsimile: (781) 575-4826	confirm facsimile by telephone: (781) 575-4816	call toll free: (866) 367-6355

        THIS LETTER OF TRANSMITTAL IS TO BE SUBMITTED ONLY FOR TENDERS OF SERIES B COMMON STOCK. TENDERS OF SERIES A COMMON STOCK SHOULD BE MADE ON THE SERIES A LETTER OF TRANSMITTAL.

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS BY AN ELIGIBLE INSTITUTION VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SERIES B COMMON SHARES TENDERED

Print Name and Address of Registered Holder(s)(Please fill in exactly as name appears on certificate)	Shares Tendered (Attach additional signed list if necessary)

	Certificate Number(s)*	Total Number of Series B Common Shares Represented by Certificate(s)*	Number of Series B Common Shares Tendered**	Number of Series B Common Shares held by Transfer Agent Pursuant to the Direct Registration System to be Tendered***

Total:

*
Need not be completed by stockholders tendering by book-entry transfer.
**
Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the depositary are being tendered. See Instruction 4. Do not include in this column any uncertificated shares held in the name of the registered holder(s) by the Company's transfer agent pursuant to the Company's Direct Registration System.
***
This column should only be completed for registered holders who own uncertificated shares held by the Company's transfer agent pursuant to the Company's Direct Registration System. This column should only include the number of uncertificated shares to be tendered pursuant to the Direct Registration System. If this column is not completed, no shares held by the Company's transfer agent pursuant to the Company's Direct Registration System will be tendered.

        This letter of transmittal is to be used if certificates are to be forwarded herewith or if delivery of shares is to be made by book-entry transfer to the depositary's account at the book-entry transfer facility pursuant to the procedures set forth in Section 3 of the offer to purchase.

        Stockholders whose share certificates are not immediately available or who cannot deliver the certificates and all other documents required by this letter of transmittal to the depositary on or prior to the expiration date (as defined in the offer to purchase), or who cannot comply with the procedure for book-entry transfer on a timely basis, may nevertheless tender their shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the offer to purchase. See Instruction 2.

        Delivery of documents to Liberty Media Corporation or to the book-entry transfer facility does not constitute a valid delivery.

☐	CHECK HERE IF ANY CERTIFICATES REPRESENTING SHARES TENDERED HEREBY HAVE BEEN LOST, STOLEN, DESTROYED OR MUTILATED. YOU MUST COMPLETE YOUR LETTER OF TRANSMITTAL AND RETURN IT TO THE DEPOSITARY AND THEREAFTER THE DEPOSITARY WILL SEND YOU AN AFFIDAVIT OF LOSS. ALTERNATIVELY, YOU MAY CALL THE DEPOSITARY AT (866) 367-6355 TO OBTAIN AN AFFIDAVIT OF LOSS, WHICH CAN THEN BE SUBMITTED WITH THE LETTER OF TRANSMITTAL. A BOND WILL BE REQUIRED TO BE POSTED BY THE STOCKHOLDER TO SECURE AGAINST THE RISK THAT THE CERTIFICATES MAY BE SUBSEQUENTLY RECIRCULATED AND A FEE MUST BE PAID TO THE DEPOSITARY FOR THE ISSUANCE OF A NEW CERTIFICATE. THE DEPOSITARY WILL MAKE ARRANGEMENTS FOR THE BOND UPON YOUR REQUEST. EACH OF THE LETTER OF TRANSMITTAL, THE AFFIDAVIT OF LOSS, THE BOND AND THE FEE TO THE DEPOSITARY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE OF THE OFFER. PLEASE CALL THE DEPOSITARY AT (866) 367-6355 TO OBTAIN AN AFFIDAVIT OF LOSS AND FOR FURTHER INSTRUCTIONS AND AS TO THE DETERMINATION OF THE APPROPRIATE BOND AND FEE. SEE INSTRUCTION 11.
(BOX BELOW FOR USE BY ODD LOT STOCKHOLDERS ONLY—SEE INSTRUCTION 10)
The undersigned (check all applicable boxes):
☐	was the beneficial owner as of the close of business on April 10, 2002, and continues to own beneficially as of the expiration date, an aggregate of fewer than 100 shares of Series B common stock, all of which are being tendered.
☐	is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, shares of Series B common stock with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on April 10, 2002, and continues to own beneficially as of the expiration date, an aggregate of fewer than 100 shares of Series B common stock and is tendering all such shares.
(BOX BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)
☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:

Account No.:

Transaction Code No.:

☐	CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
Names of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

DTC Participant Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To EquiServe Trust Company:

        The person signing this letter hereby tenders to Liberty Media Corporation, a Delaware corporation (the "Company"), the above-described shares of its Series B common stock (such shares, are hereinafter referred to as the "Shares"), at a price per share of $13.00, pursuant to the Company's offer to purchase up to 1,000,000 Shares, upon the terms and subject to the conditions set forth in the offer to purchase, dated April 10, 2002, receipt of which is hereby acknowledged, and in this letter of transmittal, which together constitute the "offer."

        Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, the Company all right, title and interest in and to all the Shares tendered and orders the registration of the Shares tendered by book-entry transfer that are purchased pursuant to the offer to or upon the order of the Company and irrevocably constitutes and appoints the depositary the true and lawful agent and attorney- in-fact of the undersigned with respect to the Shares, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, to (a) deliver certificates for the Shares, or transfer ownership of the Shares on the account books maintained by the book-entry transfer facility, together, in any case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to the Shares, (b) present certificates for the Shares for cancellation and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Shares, all in accordance with the terms of the offer.

        The undersigned represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title to the tendered Shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Shares, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

        The undersigned hereby represents and warrants that the undersigned has read and agrees to all of the terms of the offer. All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the offer, this tender is irrevocable.

        The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the offer to purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of the Shares complies with Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the offer.

        The undersigned understands that the Company will pay for Shares validly tendered and not withdrawn pursuant to the offer taking into account the number of Shares so tendered. The undersigned understands that all Shares properly tendered and not withdrawn will be purchased at the $13.00 purchase price, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the offer, including its proration and conditional tender provisions, and that the Company will return all other Shares not purchased because of proration and Shares that were conditionally tendered and not accepted. The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the offer to purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the offer.

        The undersigned recognizes that, under certain circumstances set forth in the offer to purchase, the Company may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

        Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned, and, in the case of Shares tendered by book-entry transfer, by credit to the account at the book-entry transfer facility. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased, and accompanying documents, as appropriate, to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail the check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 5, 6 and 7)

To be completed ONLY if the check for the purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue	☐	Check
and/or	☐	Certificate(s) to:
Name
(Please Print)
Address

(Include Zip Code)
(Taxpayer Identification or Social Security No.) (See Substitute Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 5, 6 and 7)

To be completed ONLY if the check for the purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail	☐	Check
and/or	☐	Certificate(s) to:
Name
(Please Print)
Address

(Include Zip Code)
(Taxpayer Identification or Social Security No.)

CONDITIONAL TENDER

        You may condition the tender of your shares upon the purchase by Liberty Media Corporation of a specified minimum number of the shares of Series B common stock that you tendered. See Section 6 in the offer to purchase. Unless at least the minimum number of shares of Series B common stock tendered by you is purchased by Liberty Media Corporation, none of the shares of such Series B common stock tendered hereby will be purchased. It is your responsibility to calculate the minimum number of shares, and you are urged to consult your tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional:

☐	Minimum number of shares that must be purchased, if any are purchased: shares of Series B common stock (fill in if applicable)

        If, because of proration, the minimum number of shares of Series B common stock that you designated above will not be purchased, we may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares of Series B common stock and checked the following box:

☐	The tendered shares represent all shares of Series B common stock held by me.

________________________________________________________________________

  SIGN HERE
  (PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 INCLUDED IN
  THIS LETTER OF TRANSMITTAL)

  ________________________________________________________________________

  ________________________________________________________________________

  (Signature(s) of Stockholder(s))

  Dated                                                  , 2002

  Name(s): ________________________________________________________________________

  Capacity (full title): _______________________________________________________________

  Address (Include Zip Code): _______________________________________________________________

  Daytime Area Code and Telephone No.: ______________________________________________________

  Tax Identification Number or Social Security Number
          (see substitute Form W-9 included herewith): _____________________________________________

          (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

  GUARANTEE OF SIGNATURE(S)
  (SEE INSTRUCTIONS 1 AND 5)

  Authorized Signature: ________________________________________________________________________

  Name: _________________________________________________________________________________

  Name of Firm: ________________________________________________________________________

  Title: _________________________________________________________________________________

  Address: ________________________________________________________________________

  Area Code and Tele. No.: _______________________________________________________________

  Dated:                                                   , 2002

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Guarantee of Signatures.    Except as otherwise provided below, all signatures on this letter of transmittal must be guaranteed by a firm that is an eligible institution. An eligible institution is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank, a trust company, a savings bank, a savings and loan association or a credit union which has membership in an approved signature guarantee medallion program. No signature guarantee is required (a) if this letter of transmittal is signed by the registered holder(s) of the Shares, which term, for purposes of this document, shall include any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of Shares tendered herewith, and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this letter of transmittal or (b) if the Shares are tendered for the account of an eligible institution. See instruction 5.

        2.    Delivery of Letter of Transmittal and Shares.    This letter of transmittal or, in the case of a book-entry transfer, an agent's message, as defined below, is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the offer to purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the depositary's account at the book-entry transfer facility of all Shares delivered electronically, as well as a properly completed and duly executed letter of transmittal, or a manually signed copy thereof, and any other documents required by this letter of transmittal, must be received by the depositary at the address set forth on the front page of this letter of transmittal on or prior to the expiration date, as defined in the offer to purchase. The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary and forming a part of the book-entry confirmation, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the Shares, that such participant has received and agrees to be bound by the terms of the letter of transmittal and that the Company may enforce the agreement against the participant.

        Stockholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the depositary before the expiration date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any such case, tender their Shares by or through any eligible institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile thereof) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the offer to purchase. Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed letter of transmittal (or facsimile hereof) and all other documents required by this letter of transmittal, must be received by the depositary within three business days after receipt by the depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the offer to purchase.

        The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the depositary and must include a signature guarantee by an eligible institution in the form set forth therein. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the depositary must receive the Notice of Guaranteed Delivery on or before the expiration date.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

        Except as specifically permitted by Section 6 of the offer to purchase, no alternative or contingent tenders will be accepted. See Section 1 of the offer to purchase. By executing this letter of transmittal, or a facsimile thereof, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

        3.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule signed by all of the required signatories and attached hereto.

        4.    Partial Tenders; Not Applicable to Stockholders Who Tender by Book-Entry Transfer.    If fewer than all the Shares represented by any certificate delivered to the depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In this case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this letter of transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions"

boxes on this letter of transmittal, as promptly as practicable following the expiration or termination of the offer. All Shares represented by certificates delivered to the depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this letter of transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

        If any of the Shares tendered hereby are held of record by two or more persons, all persons must sign this letter of transmittal.

        If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

        If this letter of transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an eligible institution. See instruction 1.

        If this letter of transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for the Shares. Signature(s) on any certificates or stock powers must be guaranteed by an eligible institution. See instruction 1.

        If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the person should so indicate when signing, and proper evidence satisfactory to Liberty Media Corporation of the authority of the person so to act must be submitted.

        6.    Stock Transfer Taxes.    Liberty Media Corporation will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this letter of transmittal, the amount of any stock transfer taxes, whether imposed on the registered holder(s), the other person or otherwise, payable on account of the transfer to the person will be deducted from the purchase price unless satisfactory evidence of the payment of taxes, or exemption therefrom, is submitted. See Section 5 of the offer to purchase. Except as provided in this instruction 6, it will not be necessary to affix transfer tax stamps to the certificates representing Shares tendered hereby.

        7.    Special Payment and Delivery Instructions.    If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this letter of transmittal or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this letter of transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this letter of transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by the stockholder at the book-entry transfer facility from which the transfer was made.

        8.    Substitute Form W-9 and Form W-8.    The tendering stockholder is required to provide the depositary with either a correct taxpayer identification number on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering stockholder to 30% federal income tax backup withholding on the payment of the purchase price. The line in Part 2 of Substitute Form W-9 may be signed if the tendering stockholder has not been issued a taxpayer identification number and has applied for a number or intends to apply for a number in the near future. If the line in Part 2 is signed and the depositary is not provided with a taxpayer identification number by the time of payment, the depositary will withhold 30% on all payments of the purchase price thereafter until a taxpayer identification number is provided to the depositary.

        9.    Requests for Assistance or Additional Copies.    Questions or requests for assistance or for additional copies of the offer to purchase, this letter of transmittal or other tender offer materials may be directed to the

Company, the depositary, the Company's information agent for the offer or the Company's dealer manager for the offer, at the respective telephone number and address listed above and copies will be furnished promptly at Liberty Media Corporation's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust Company for assistance concerning the offer.

        10.    Odd Lots.    As described in Section 1 of the offer to purchase, if fewer than all Shares validly tendered and not withdrawn prior to the expiration date are to be purchased, the Shares purchased first will consist of all shares of Series B common stock tendered by any stockholder who owned beneficially as of the close of business on April 10, 2002, and continues to own beneficially as of the expiration date, an aggregate of fewer than 100 shares of Series B common stock and who validly tendered all such shares of Series B common stock. Partial tenders of shares of Series B common stock will not qualify for this preference and this preference will not be available unless the box captioned "Odd Lots" in this letter of transmittal is completed.

        11.    Lost, Stolen, Destroyed or Mutilated Certificates.    If any certificate representing shares has been lost, stolen, destroyed or mutilated, the stockholder should promptly notify the depositary by checking the section set forth above in the box captioned "Description of Shares Tendered" and indicating the number of shares so lost, stolen, destroyed or mutilated. Such stockholder will then be instructed by the depositary as to the steps that must be taken in order to replace the certificate. Alternatively, the stockholder may call the depositary to obtain an affidavit of loss, which then must be submitted with this letter of transmittal. A bond will be required to be posted by the stockholder to secure against the risk that the certificate may be subsequently recirculated. The depositary will make arrangements for the bond upon your request. This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed. Stockholders may contact the depositary at (866) 367-6355 to expedite such process and to determine the appropriate fee and bond.

        12.    Irregularities.    All questions as to the purchase price, the form of documents, and the validity, eligibility, including time of receipt, and acceptance of any tender of Shares will be determined by Liberty Media Corporation, in its sole discretion, and its determination shall be final and binding. Liberty Media Corporation reserves the absolute right to reject any or all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Liberty Media Corporation's counsel, be unlawful. Except as otherwise provided in the offer to purchase, Liberty Media Corporation also reserves the absolute right to waive any of the conditions to the offer or any defect or irregularity in any tender of Shares and Liberty Media Corporation's interpretation of the terms and conditions of the offer, including these instructions, shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Liberty Media Corporation shall determine.

        13.    Conditional Tenders.    As described in Section 6 of the offer to purchase, you may tender shares subject to the condition that all or a specified minimum number of your shares of Series B common stock tendered pursuant to this letter of transmittal or a notice of guaranteed delivery must be purchased if any shares tendered are purchased.

        If you wish to make a conditional tender, you must indicate this in the box captioned "Conditional Tender" in this letter of transmittal or, if applicable, the notice of guaranteed delivery. In the box captioned "Conditional Tender" in this letter of transmittal or the notice of guaranteed delivery, you must calculate and appropriately indicate the minimum number of shares of Series B common stock that must be purchased if any are to be purchased.

        As discussed in Section 6 of the offer to purchase, proration may affect whether we accept conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If, because of proration, the minimum number of shares of Series B common stock that you designate will not be purchased, we may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares of Series B common stock and check the box so indicating. Upon selection by lot, if any, we will limit our purchase in each case to the designated minimum number of shares.

        All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

        The conditional tender alternative is made available so that a stockholder may seek to structure our purchase of shares in our offer from the stockholder in a manner that the sale will be treated as a sale of those shares by the stockholder, rather than the payment of a dividend to the stockholder, for Federal income tax purposes. It is the tendering stockholder's responsibility to calculate the minimum number of shares that must be purchased from the stockholder in order for the stockholder to qualify for sale rather than dividend treatment. Each stockholder is urged to consult his or her own tax advisor.

        NONE OF LIBERTY MEDIA CORPORATION, THE DEPOSITARY, THE INFORMATION AGENT, OR THE DEALER MANAGER OR ANY OTHER PERSON SHALL BE UNDER ANY DUTY TO GIVE NOTICE OF ANY DEFECT OR IRREGULARITY IN TENDERS, NOR SHALL ANY OF THEM INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTICE. TENDERS WILL NOT BE DEEMED TO HAVE BEEN MADE UNTIL ALL DEFECTS AND IRREGULARITIES HAVE BEEN CURED OR WAIVED.

        IMPORTANT: THIS LETTER OF TRANSMITTAL, OR A MANUALLY SIGNED COPY THEREOF, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

        THE FEDERAL INCOME TAX DISCUSSION SET FORTH HEREIN IS INCLUDED FOR GENERAL INFORMATION ONLY. IT MAY NOT BE APPLICABLE TO NON-U.S. STOCKHOLDERS. ALL STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE OFFER.

        Under United States federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the depositary, as payer, with the stockholder's correct taxpayer identification number on Substitute Form W-9 below. If the stockholder is an individual, the taxpayer identification number is his or her social security number. For businesses and other entities, the number is the employer identification number. If the depositary is not provided with the correct taxpayer identification number or properly completed Form W-8, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the offer may be subject to backup withholding.

        Certain stockholders, including, among others, all corporations and certain foreign individuals and entities, are not subject to these backup withholding and reporting requirements. In order for a noncorporate foreign stockholder to qualify as an exempt recipient, that stockholder must complete and sign a Form W-8, Certificate of Foreign Status, attesting to that stockholder's exempt status. The Form W-8 can be obtained from the depositary. Exempt stockholders, other than noncorporate foreign stockholders, should furnish their taxpayer identification number, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the depositary.

        If federal income tax backup withholding applies, the depositary is required to withhold 30% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

        To avoid backup withholding on payments that are made to a stockholder with respect to Shares purchased under the offer, the stockholder is required to notify the depositary of his or her correct taxpayer identification number by completing the Substitute Form W-9 included in this letter of transmittal certifying that the taxpayer identification number provided on Substitute Form W-9 is correct and that (1) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to federal income tax backup withholding. Foreign stockholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign stockholders subject to 30%, or lower treaty rate, withholding on gross payments received pursuant to the offer.

WHAT NUMBER TO GIVE THE DEPOSITARY

        The stockholder is required to give the depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, the stockholder should consult his or her tax adviser as to which number to report.

TO BE COMPLETED BY ALL TENDERING REGISTERED HOLDERS OF SECURITIES

SUBSTITUTE REQUEST FOR TAXPAYER IDENTIFICATION	PART 1—TAXPAYER IDENTIFICATION NUMBER (TIN)	Name
NUMBER AND CERTIFICATION		Address	number and street
FORM W-9			city, state, zip
Give form to the requester. Do not send to the IRS.	Enter your TIN in the appropriate space. For individuals, this is your social security number (SSN). However, if you are a resident alien and you do not have and are not eligible to get a SSN, your TIN is your IRS individual taxpayer identification number. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to Get a TIN below.
DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE	Social security number: - - OR Employer identification number: -

PART 2—CERTIFICATION
Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS.—You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

SIGNATURE	DATE

How to Get a TIN: If you do not have a TIN, apply for one immediately. To apply for a SSN, get Form SS-5, Application for Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at www. irs.gov.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments due to me will be withheld, but will be refunded if I provide a Taxpayer Identification Number within 60 days.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE W-9 FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER.

The Depositary for the Offer is:

EquiServe Trust Company

By First Class Mail:	By Overnight, Certified or Express Mail Delivery:	By Hand:
EquiServe Trust Company Corporate Actions P.O. Box 43025 Providence, RI 02940-3025	EquiServe Trust Company Corporate Actions 40 Campanelli Drive Braintree, MA 02184	Securities Transfer & Reporting Service, Inc. c/o EquiServe Trust Company 100 William Street/Galleria New York, NY 10038
by facsimile: (781) 575-4826	confirm facsimile by telephone: (781) 575-4816	call toll free: (866) 367-6355

        You may direct questions and requests for assistance to the information agent or the dealer manager at their respective addresses and telephone numbers listed below. You may obtain additional copies of this offer to purchase, the letters of transmittal, the notice of guaranteed delivery and other tender offer materials from the information agent as set forth below and they will be furnished promptly at our expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the offer.

The Information Agent for the Offer is:

77 Water Street
New York, NY 10005

Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll-Free: (800) 829-6551

The Dealer Manager for the Offer is:

J.P. Morgan Securities Inc.
270 Park Avenue
New York, NY 10017
call toll-free:
(866) 262-0777

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FORM LETTER OF TRANSMITTAL
NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
CONDITIONAL TENDER
INSTRUCTIONS TO LETTER OF TRANSMITTAL FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
IMPORTANT TAX INFORMATION
PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8
WHAT NUMBER TO GIVE THE DEPOSITARY
TO BE COMPLETED BY ALL TENDERING REGISTERED HOLDERS OF SECURITIES
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER